SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2004


                                 INTERLAND, INC.
               (Exact name of registrant as specified in charter)




               MINNESOTA                              000-17932                            41-1404301
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)


      303 PEACHTREE CENTER AVENUE
               SUITE 500                                            30303
              ATLANTA, GA                                        (Zip Code)
    (Address of principal executive
               offices)



        Registrant's telephone number including area code: (404) 720-8301



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

Exhibit
Number            Description
-------           -----------

99.1              Transcript (with reconciliation).
99.2              3Q04 Earnings Announcement Exhibit (with reconciliation).


ITEM 9. Regulation FD Disclosure.

     The information contained in Item 12 below is incorporated by reference into this Item 9.


ITEM 12. Disclosure of Results of Operations and Financial Condition.

     The information in this Form 8-K is furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On July 7, 2004, Interland, Inc. issued a press release regarding its financial results for its third fiscal quarter ended May 31, 2004, and held a conference call to discuss those results. The text of the conference call transcript is annexed hereto as Exhibit 99.1. In connection with the conference call, Interland posted on its web site an exhibit relating to its second quarter financial results. That exhibit is annexed hereto as Exhibit 99.2.

     The conference call transcript and the exhibit contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. These non-GAAP financial measures have been presented because management uses this information in monitoring and evaluating the Company's on-going financial results and trends and believes that as a result, this information will be useful to investors. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material. Pursuant to the requirements of Regulation G, Interland has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Additional reconciliations are provided with Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 20, 2004                  INTERLAND, INC.



                                     By: /s/ Allen L. Shulman
                                         ------------------------------------
                                         Allen L. Shulman
                                         Senior Vice President, Chief Financial
                                         Officer, and General Counsel
                                         (Principal Financial Officer)


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